John Hancock Diversified Macro Fund

Summary prospectus 7/29/19

Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You can find the fund's prospectus and other information about the fund, including the Statement of Additional Information and most recent reports, online at jhinvestments.com/Forms/Prospectuses.aspx. You can also get this information at no cost by calling 800-225-5291 (Class A and Class C) or 888-972-8696 (Class I and Class R6) or by sending an email request to info@jhinvestments.com. The fund's prospectus and Statement of Additional Information, both dated 7/24/19, are incorporated by reference into this summary prospectus.

Effective 1/1/21, as permitted by Securities and Exchange Commission regulations, paper copies of your fund's shareholder reports will no longer be sent by mail, unless specifically requested. They will be available on a website, and a notice with a link to the report will be mailed to you each time a report is posted to the site. Any prior requests for electronic delivery will not be affected. At any time, Fund shareholders may elect to receive paper or electronic copies of shareholder reports and other communications, free of charge by calling John Hancock Investment Management at 800-225-5291 (Class A and Class C) or 888-972-8696 (Class I and Class R6), or by contacting your financial intermediary. Your election to receive paper reports will apply to all funds held with John Hancock Investment Management or your financial intermediary.

TICKERS

A: JDJAX	C: JDJCX	I: JDJIX	R6: JDJRX

Investment objective

To seek long-term capital appreciation.

Fees and expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts on Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the John Hancock family of funds. Intermediaries may have different policies and procedures regarding the availability of front-end sales charge waivers or contingent deferred sales charge (CDSC) waivers (See Appendix 1 - Intermediary sales charge waivers, which includes information about specific sales charge waivers applicable to the intermediaries identified therein). Although the fund does not impose any sales charges on Class I shares, you may pay commissions to your broker on your purchases and sales of Class I shares, which are not reflected in the table and example below. More information about these and other discounts is available from your financial representative and on pages 17 to 19 of this prospectus under "Sales charge reductions and waivers" or pages 83 to 87 of the fund's Statement of Additional Information under "Sales Charges on Class A and Class C Shares."

Shareholder fees (%) (fees paid directly from your investment)	A	C	I	R6
Maximum front-end sales charge (load) on purchases, as a % of purchase price	5.00	None	None	None
Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less	1.00 (on certain purchases, including those of $1 million or more)	1.00	None	None
Small account fee (for fund account balances under $1,000) ($)	20	20	None	None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	A	C	I	R6
Management fee	1.20	1.20	1.20	1.20
Distribution and service (Rule 12b-1) fees	0.25	1.00	0.00	0.00
Total other expenses[1]	0.31	0.31	0.31	0.20
Total annual fund operating expenses	1.76	2.51	1.51	1.40
Contractual expense reimbursement[2]	-0.06	-0.06	-0.06	-0.06
Total annual fund operating expenses after expense reimbursements	1.70	2.45	1.45	1.34

1 "Other expenses" have been estimated for the fund's first year of operations.

2 The advisor contractually agrees to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which expenses of the fund exceed 1.33% of average daily net assets of the fund. For purposes of this agreement, "expenses of the fund" means all fund expenses, excluding (a) taxes; (b) brokerage commissions; (c) interest expense; (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business; (e) class-specific expenses; (f) borrowing costs; (g) prime brokerage fees; (h) acquired fund fees and expenses paid indirectly; and (i) short dividend expense. This agreement expires on February 28, 2021, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time. The advisor also contractually agrees to waive a portion of its management fee and/or reimburse expenses for the fund and certain other John Hancock funds according to an asset level breakpoint schedule that is based on the aggregate net assets of all the funds participating in the waiver or reimbursement. This waiver is allocated proportionally among the participating funds. This agreement expires on July 31, 2021, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.

John Hancock Diversified Macro Fund

Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then, except as shown below, assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	A	C		I	R6
Shares		Sold	Not Sold
1 year	664	348	248	148	136
3 years	1,021	776	776	471	437

Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. Because the fund had not commenced operations as of the date of the fund's prospectus, there is no portfolio turnover to report.

Principal investment strategies

The fund pursues its investment objective by utilizing a multi-asset, quantitatively-driven investment strategy that seeks to provide exposure to diversified sources of return. The fund's investment strategy is a directional, long and short strategy that utilizes fundamental and price-based indicators to establish return forecasts across a broad range of asset classes globally. The investment strategy incorporates a variety of models that generate macro fundamental forecasts, assess yield and earnings differentials, compare current valuations relative to historic fair value, and analyze directional price trends across markets.

The manager will allocate the fund's assets across a range of asset classes comprising equities, fixed income, foreign currencies, and commodities. Exposure to these asset classes will be implemented by investing in derivative instruments, including futures (including equity index futures, interest rate futures, bond futures and commodity futures) and foreign currency futures and forward contracts.

Quantitative risk management and portfolio construction techniques will be employed to control exposure across individual markets and sectors in an effort to enhance returns as well as to maintain the fund's diversification and volatility objectives. The fund is actively managed and the fund's asset class exposures will vary over time based on the manager's proprietary investment models and, in part, on maintaining portfolio diversification. The fund expects to maintain exposure to all models at all times. The fund, on average, will target an annualized volatility of approximately 8%. Volatility is a statistical measurement of the dispersion of returns of a security or fund or index. The fund's actual or realized volatility level for longer or shorter periods of time may be materially higher or lower depending on market conditions.

The fund is generally intended to have a low correlation to the equity and bond markets. The fund is not designed to match the performance of any hedge fund index or benchmark and may be characterized as "macro" or "multi-asset" in nature.

The fund's use of derivatives will have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset class underlying an instrument and results in increased volatility, which means the fund will have the potential for greater gains as well as the potential for greater losses than if the fund does not use instruments that have a leveraging effect.

Due to the fund's use of derivative instruments such as futures, foreign currency futures and forward contracts, a significant portion of the fund's assets will be invested directly or indirectly in money market instruments, which may include U.S. Government securities, U.S. Government agency securities, overnight and/or fixed-term repurchase agreements, money market mutual fund shares and cash and cash equivalents for use as margin or collateral for these derivative instruments. Such investments may generate income for the fund.

Investment in the Subsidiary. The fund may gain exposure to the commodities markets by investing up to 25% of its total assets in a wholly-owned subsidiary of the fund organized as a company under the laws of the Cayman Islands: John Hancock Diversified Macro Offshore Subsidiary Fund, Ltd. (the Subsidiary). The Subsidiary is advised by the subadvisor, under the supervision of the advisor, and seeks to gain commodities exposure.

The Subsidiary primarily obtains its commodity exposure by investing in commodity-linked derivative instruments, which may include but are not limited to total return swaps, commodity (U.S. or foreign) futures and commodity-linked notes. Neither the fund nor the Subsidiary intends to invest directly in physical commodities. The Subsidiary may also invest in other instruments, including fixed-income securities, either as investments or to serve as margin or collateral for its swap positions, and foreign currency transactions (including forward contracts).

Principal risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Many factors affect performance, and fund shares will fluctuate in price, meaning you could lose money. The fund's investment strategy may not produce the intended results.

During periods of heightened market volatility or reduced liquidity, governments, their agencies, or other regulatory bodies, both within the United States and abroad, may take steps to intervene. These actions, which could include legislative, regulatory, or economic initiatives, might have unforeseeable consequences and could adversely affect the fund's performance or otherwise constrain the fund's ability to achieve its investment objective.

John Hancock Diversified Macro Fund

The fund's main risks are listed below in alphabetical order. Before investing, be sure to read the additional descriptions of these risks beginning on page 5 of the prospectus.

Asset allocation risk. Although allocation among asset categories generally limits exposure to any one category, the management team may favor a category that performs poorly relative to the others.

Cash and cash equivalents risk. Under certain market conditions, such as during a rising stock market, rising interest rate or rising credit spread markets, the use of cash and/or cash equivalents, including money market instruments, could have a negative effect on the fund's ability to achieve its investment objective and may negatively impact the fund's performance.

Commodity risk. Commodity prices may be volatile due to fluctuating demand, supply disruption, speculation, and other factors. Certain commodity investments may have no active trading market at times.

Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund's securities could affect the fund's performance.

Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund's securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.

Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.

Equity securities risk. The price of equity securities may decline due to changes in a company's financial condition or overall market conditions. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.

Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security's credit quality may adversely affect fund performance.

Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities.

Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Regulatory changes in derivative markets could impact the cost of or the fund's ability to engage in derivatives transactions. Derivatives and other strategic transactions that the fund intends to utilize include: foreign currency forward contracts, futures contracts, and total return swaps. Foreign currency forward contracts, futures contracts, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.

High portfolio turnover risk. Trading securities actively and frequently can increase transaction costs (thus lowering performance) and taxable distributions.

Large company risk. Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.

Leveraging risk. Using derivatives may result in a leveraged portfolio. Leveraging tends to magnify, sometimes significantly, the effect of any increase or decrease in the fund's exposure to an asset class and may cause the fund's net asset value per share (NAV) to experience greater volatility. Leverage increases a fund's losses when the value of its investments declines. Some derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.

Quantitative modeling risk. Quantitative models may not accurately predict future market movements or characteristics, which may negatively impact performance. Models also may perform differently than expected due to implementation problems, technological malfunction, or programming or data inaccuracies, among other possible issues.

Repurchase agreements risk. The risk of a repurchase agreement transaction is limited to the ability of the seller to pay the agreed-upon sum on the delivery date. In the event of bankruptcy or other default by the seller, the instrument purchased may decline in value, interest payable on the instrument may be lost and there may be possible difficulties and delays in obtaining collateral and delays and expense in liquidating the instrument.

Short sales risk. In a short sale, a fund pays interest on the borrowed security. The fund will lose money if the security price increases between the short sale and the replacement date.

John Hancock Diversified Macro Fund

Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.

Subsidiary investment risk. By investing in the Subsidiary, the fund is indirectly exposed to the risks associated with the Subsidiary's investments and operations. The Subsidiary is not subject to U.S. laws, including securities laws and their protections, or provisions of the Internal Revenue Code (the Code). Because the Subsidiary is not registered under U.S. law, it may not be able to negotiate terms with its counterparties equivalent to those negotiated by a registered fund. Changes in applicable law could result in the inability of the Subsidiary to operate as described, and could adversely affect the fund's investment approach.

Tax risk. The tax treatment of commodity-related investments and income from the Subsidiary may be adversely affected by future U.S. tax legislation, regulation, or guidance.

Past performance

This section normally shows how the fund's total returns have varied from year to year, along with a broad-based market index for reference. Because the fund had not commenced operations as of the date of this prospectus, there is no past performance to report.

Investment management

Investment advisor John Hancock Investment Management LLC
Subadvisor Graham Capital Management, L.P.

Portfolio management

Kenneth Tropin Co-Portfolio Manager and Chairman Managed the fund since inception	Pablo Calderini Co-Portfolio Manager, President and Chief Investment Officer Managed the fund since inception

Purchase and sale of fund shares

The minimum initial investment requirement for Class A and Class C shares is $1,000 ($250 for group investments), except that there is no minimum for certain group retirement plans, certain fee-based or wrap accounts, or certain other eligible investment product platforms. The minimum initial investment requirement for Class I shares is $250,000, except that the fund may waive the minimum for any category of investors at the fund's sole discretion. The minimum initial investment requirement for Class R6 shares is $1 million, except that there is no minimum for: qualified and nonqualified plan investors that do not require the fund or its affiliates to pay any type of administrative payment; certain eligible qualifying investment product platforms; Trustees; employees of the advisor or its affiliates; or members of the fund's portfolio management team. There are no subsequent minimum investment requirements for any of these share classes.

Shares may be redeemed on any business day by mail: John Hancock Signature Services, Inc., P.O. Box 55913, Boston, Massachusetts 02205-5913; or for most account types through our website: jhinvestments.com; or by telephone: 800-225-5291 (Class A and Class C); 888-972-8696 (Class I and Class R6).

Taxes

The fund's distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax at a later date.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, registered investment advisor, financial planner, or retirement plan administrator), the fund and its related companies may pay the broker-dealer or other intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. These payments are not applicable to Class R6 shares. Ask your salesperson or visit your financial intermediary's website for more information.

© 2019 JOHN HANCOCK INVESTMENT MANAGEMENT DISTRIBUTORS LLC 4730SP 7/29/19 SEC file number: 811-00560